SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 3


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): FEBRUARY 21, 2001


                             E-TREND NETWORKS, INC.
             (Exact name of registrant as specified in its charter)




           DELAWARE                       0-28879                 98-0348508
(State or other jurisdiction of         (Commission             (IRS Employer
        incorporation)                  File Number)         Identification No.)



            5919 - 3RD STREET, S.E., CALGARY, ALBERTA, CANADA T2H 1K3
               (Address of principal executive offices) (Zip Code)


                                 (403) 252-7766
               Registrant's telephone number, including area code


                            COOL ENTERTAINMENT, INC.
          10900 N.E. 8TH STREET, SUITE 900, BELLEVUE, WASHINGTON 98004 (Former name or former address, if changed since last report)







Exhibit index on consecutive page 4

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         See the disclosure in Item 5 below.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         See the disclosure in Item 5 below.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


         At a shareholders' meeting held January 26, 2001, the shareholders of E-Trend Networks, Inc., then a private Nevada corporation, approved the election of KPMG LLP to audit the financial statements for the fiscal year ended September 30, 2001. E-Trend's Board of Directors recommended KPMG LLP because that firm is the existing certifying accountant for the registrant, which is now the parent company of E-Trend due to the acquisition described in Item 5 below. E-Trend did not consult KPMG regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on E-Trend's financial statements.



         Ernst & Young LLP had audited E-Trend's financial statements for the fiscal year ended September 30, 2000. The report of Ernst & Young did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its report.


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On February 21, 2001, the registrant effected its reorganization. Cool Entertainment, Inc., a Colorado corporation merged into E-Trend Networks, Inc., its wholly-owned Delaware subsidiary. As a result, the registrant changed its name to E-Trend Networks, Inc., changed its domicile to Delaware, and effected a 1-for-100 reverse stock split. The registrant's new CUSIP number is 26924T 10 4 and its new trading symbol is ETDN.

         Also on February 21, 2001, the registrant closed its acquisition of E-Trend Networks, Inc., a privately-held Nevada corporation ("E-Trend"), pursuant to the terms of a Share Exchange Agreement dated December 22, 2000 (the "Share Exchange Agreement"). E-Trend is now a wholly-owned subsidiary of the registrant.

         The registrant has issued 4,441,867 (post-reverse split) shares of its common stock to the shareholders of E-Trend. There are now 4,825,273 shares of common stock of the registrant issued and outstanding (without giving effect to the elimination of fractional shares).

         The registrant's management now consists of designees from E-Trend, with the exception of Len Voth:

                 Caroline G. Armstrong     -        President, Chief Executive Officer, and
                                                    Director
                 Michael McKelvie          -        Senior Vice President, Marketing &
                                                    Communications

                                       2

                 Timothy J. Sebastian      -        Secretary and General Counsel
                 Trevor Hillman            -        Director
                 Gregg Johnson             -        Director
                 Paul Miller               -        Director
                 Donald Spear              -        Director
                 Roy Grant                 -        Director
                 Martin McDonough          -        Director
                 William Christie          -        Director
                 Len Voth                  -        Director

         An interim chief financial officer is currently serving until a permanent replacement is found. Effective May 7, 2001, the board of directors will be reduced to three members: Gregg Johnson, Trevor Hillman, and Len Voth.

         Since February 22, 2001, the executive offices of the registrant have been located at the facilities of E-Trend in Calgary, Alberta.

         Founded in April 1999 as a Nevada corporation by VHQ Entertainment Inc. (formerly Video Headquarters Inc.), a Canadian Venture Exchange ("CDNX")-listed company ("VHQ"), E-Trend develops and operates a number of Internet websites which offers a variety of products including music, movies on DVD and VHS, video games, PC gaming software, and other entertainment related products.

         E-Trend has two existing product-based web sites and one under development that target purchasers of its products and one information-based web site portal that is formatted as an online entertainment magazine:

         o WWW.MOVIESOURCE.COM, which currently offers filmed entertainment products, including feature films both in VHS cassette and DVD format, and educational, health and fitness and instructional videos and special interest videos;
         o WWW.VHQMUSIC.COM, which offers a broad range of compact disc and cassette music selections, and music video products;
         o WWWVHQGAMES.COM, which will offer current top-selling video game titles in popular video game and PC formats, including Sony Play Station, Sony Play Station II, Nintendo 64, and Sega Dreamcast, and focuses on video game enthusiasts; and
         o WWW.ENTERTAINME.COM which is an on-line entertainment magazine that functions as a portal to E-Trend's e-commerce sites.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (a) Financial statements of businesses acquired: E-Trend's audited statements for the year ended September 30, 2000, and E-Trend's unaudited statements for the three months ended December 31, 2000, were filed previously.



         (b)   Pro forma financial information: Filed previously.


         (c)   Exhibits

               REGULATION                                                           CONSECUTIVE
               S-K NUMBER                        DOCUMENT                           PAGE NUMBER

                  2.1           Share Exchange Agreement dated December
                                22, 2000 (1)<F1>                                        N/A

                  2.2           Certificate of Ownership Merging Cool
                                Entertainment, Inc. into E-Trend Networks, Inc.
                                Pursuant to Section 253 of the Delaware
                                General Corporation Law and Articles of
                                Merger Pursuant to Section 7-111-105 of the
                                Colorado Business Corporation Act (2)<F2>               N/A

                  2.3           Articles of Share Exchange (3)<F3>                      N/A

                  16            Letter from auditor                                     6

                  99.1          Press Release dated February 21, 2001 (3)<F3>           N/A
                  ---------------

              (1)<F1> Incorporated  by reference to the  registrant's  definitive  proxy statement filed January 2,
                      2001
              (2)<F2> Incorporated  by  reference  to the  registrant's  Form 10-QSB for the fiscal  quarter  ended
                      December 31, 2000
              (3)<F3> Filed previously


ITEM 8.  CHANGE IN FISCAL YEAR

         The business combination with E-Trend will be accounted for by the purchase method as a reverse take-over transaction with E-Trend identified as the acquiror and the registrant identified as the acquired business. E-Trend's fiscal year end is September 30. Accordingly, the new fiscal year end of the registrant will be September 30 and no transition report is required.

ITEM 9.  REGULATION FD DISCLOSURE

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     E-TREND NETWORKS, INC.




May 22, 2001                          By: /s/ Timothy J. Sebastian
                                        -------------------------------------
                                        Timothy J. Sebastian, Secretary





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